Exhibit 10.1

To:

VL8 Pool Inc.

Trust Company Complex

Ajeltake Road

Ajeltake Island

Majuro

Marshall Islands MH 96960

Attention: Jason Klopfer

March 21, 2018

Dear Sirs

We refer to the pool agreement dated 11 June 2015 entered into between VL8 Pool Inc. as company (the Company) and Gener8 Andriotis Inc. as participant (the Participant), relating to Gener8 Andriotis (the Agreement).

Words and expressions defined in the Agreement shall have the same meaning where used in this notice, unless a contrary indication appears.

Pursuant to Clause 15.1 of the Agreement, we hereby give you ninety (90) days’ notice of our termination of the Agreement and the withdrawal of the vessel Gener8 Andriotis (the Vessel) from the Pool. This ninety (90) days’ notice is subject to the Company’s option of plus or minus thirty (30) days and the fulfilment of any underlying contracts entered into by the Company in respect of the Vessel (other than the Time Charter Party) as referred to in Clause 15.1 of the Agreement.

Please confirm receipt of this notice and specify the date on which the termination of the Agreement will take effect in accordance with Clause 15.1 of the Agreement.

This notice and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law. The courts of England shall have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this notice and any non-contractual obligations arising in connection with it.

Yours faithfully

/s/ Sean Bradley

For and on behalf of:

Gener8 Andriotis Inc.

as Participant

Schedule of Substantially Identical Agreements Omitted

1.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Perth Shipping Company Ltd. with respect to the Gener8 Apollo.

2.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Dundee Shipping Company Ltd. with respect to the Gener8 Ares.

3.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Edinburgh Shipping Company Ltd. with respect to the Gener8 Athena.

4.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and GMR Atlas LLC with respect to the Gener8 Atlas.

5.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Chiotis Inc. with respect to the Gener8 Chiotis.

6.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Cavaliere Shipping Company Ltd. with respect to the Gener8 Constantine.

7.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Tankers 4 Inc. with respect to the Gener8 Ethos.

8.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and GMR George T LLC with respect to the Gener8 George T.

9.    Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and GMR Harriet G LLC with respect to the Gener8 Harriet G.

10.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Tankers 7 Inc. with respect to the Gener8 Hector.

11.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Newcastle Shipping Company Ltd. with respect to the Gener8 Hera.

12.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and GMR Hercules LLC with respect to the Gener8 Hercules.

13.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and GMR Kara G LLC with respect to the Gener8 Kara G.

14.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Tankers 2 Inc. with respect to the Gener8 Macedon.

15.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and Gener8 Maniate LLC with respect to the Gener8 Maniate.

16.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Miltiades Inc. with respect to the Gener8 Miltiades.

17.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Tankers 1 Inc. with respect to the Gener8 Nautilus.

18.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of September 3, 2015, by and between VL8 Pool Inc. and Gener8 Neptune LLC with respect to the Gener8 Neptune.

19.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and STI Esles Shipping Company Ltd. with respect to the Gener8 Oceanus.

20.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Tankers 5 Inc. with respect to the Gener8 Perseus.

21.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and GMR Spartiate LLC with respect to the Gener8 Spartiate.

22.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between V8 Pool Inc. and GMR St. Nikolas LLC with respect to the Gener8 St. Nikolas.

23.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Strength Inc. with respect to the Gener8 Strength.

24.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Success Inc. with respect to the Gener8 Success.

25.  Notice, dated March 21, 2018, regarding the Pool Participation Agreement, dated as of June 11, 2015, by and between VL8 Pool Inc. and Gener8 Supreme Inc. with respect to the Gener8 Supreme.